  THE WARRANT EVIDENCED HEREBY, AND THE SECURITIES ISSUABLE HEREUNDER, HAVE BEEN AND WILL BE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE APPLICABLE SECURITIES LAWS OF ANY STATE. SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND SHALL NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE PROPOSED DISPOSITION IS THE SUBJECT OF A CURRENTLY EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SAID ACT AND SUCH STATE SECURITIES LAWS IN CONNECTION WITH SUCH DISPOSITION.

                               LIGHTBRIDGE, INC.

                         COMMON STOCK PURCHASE WARRANT
                         -----------------------------

                     Original Issue Date:  __________, 1995

                         Void After:  __________, 2000

                           This Warrant is Issued to

                                    SPECIMEN
                         ----------------------------

(hereinafter called the "Registered Holder," which term shall include its successors and assigns) by Lightbridge, Inc., a Delaware corporation (hereinafter referred to as the "Company"). This Warrant may be transferred by the Registered Holder only in accordance with the provisions of Sections 1.04 and 5 hereof.

1.  The Warrant.
    -----------

     1.01 For value received and subject to the terms and conditions hereinafter set forth, the Registered Holder is entitled, upon surrender of this Warrant at any time on or prior to ____________, 2000 (with the subscription form annexed hereto duly executed) at the office of the Company at 281 Winter Street, Waltham, Massachusetts 02154, or such other office in the United States of which the Company shall notify the Registered Holder hereof in writing, to purchase from the Company, at the purchase price hereinafter specified (the "Exercise Price"), ________ shares of the Common Stock, $.01 par value per share, of the Company ("Common Stock"). This Warrant has been issued by the Company in connection with its issuance to the original Registered Holder of the Company's Subordinated Promissory Note, dated as of August __, 1995 in the original principal amount of $___________ (the "Note"). The initial Exercise Price shall be $4.00 per share.

     As promptly as practicable after surrender of this Warrant and receipt of payment of the Exercise Price, the Company shall issue and deliver to the Registered Holder a certificate or certificates for the shares purchased hereunder, in certificates of such denominations and in such names as the Registered Holder may specify, together with any other stock, securities or property which such Registered Holder may be entitled to receive pursuant to
Section 1.05 hereof. Payment of the Exercise Price shall be made in by check made payable to the order of the Company or wire transfer of funds to a bank account designated by the Company. In the case of the purchase of less than all the shares purchasable under this Warrant, the Company shall cancel this Warrant upon the surrender hereof and shall execute and deliver a substitute Warrant of like tenor and date for the balance of the shares purchasable hereunder.

     1.02 During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for the purpose of issue upon exercise of the rights evidenced hereby, a sufficient number of shares of the class of securities issuable upon exercise of this Warrant to provide for the exercise of such rights. Upon surrender for exercise, this Warrant shall be cancelled and shall not be reissued; provided, however, that upon the partial exercise hereof a substitute Warrant representing the rights to subscribe for and purchase any such unexercised portion hereof shall be issued.

     1.03 This Warrant may be subdivided into one or more Warrants entitling the Registered Holder to purchase shares of the class of securities issuable upon exercise of this Warrant in multiples of one or more whole shares, upon surrender of this Warrant by the Registered Holder for such purpose at the office of the Company.

     1.04 The Company shall maintain at its office (or at such other office or agency of the Company as it may from time to time designate in writing to the Registered Holder hereof), a register containing the name and address of the Registered Holder of this Warrant. The Registered Holder of this Warrant shall be the person in whose name this Warrant is originally issued and registered, unless a subsequent holder shall have presented to the Company this Warrant, duly assigned to such holder, for inspection and a written notice of his acquisition of this Warrant and designating in writing the address of such subsequent holder, in which case such subsequent holder of this Warrant shall become the subsequent Registered Holder. Any Registered Holder of this Warrant may change his address as shown on such register by written notice to the Company requesting such change. Any written notice required or permitted to be given to the Registered Holder of this Warrant shall be mailed by registered or certified mail, or sent by reputable overnight courier service, to the Registered Holder at the address as shown on such register.

     1.05 The rights of the Registered Holder shall be subject to the following terms and conditions:

           (A)  Adjustment to Exercise Price Upon Financing. If and only if (i)
                -------------------------------------------
all principal and interest under the Note is paid in full on or before January 31, 1996 and (ii) the price per share paid by investors in the Financing (as hereinafter defined) exceeds the Exercise

Price, then the Exercise Price shall be adjusted to be equal to such price per share, effective upon the closing of the Financing. As used herein, the "Financing" shall mean the next equity security financing for the account of the Company in which the aggregate gross proceeds received by the Company equal or exceed $1,500,000.

     (B)  Adjustment to Exercise Price for Subdivision or Combination.  If the
          -----------------------------------------------------------
Company at any time or from time to time after the issuance of this Warrant subdivides (by any stock split, stock dividend, recapitalization or otherwise) the outstanding shares of the class of securities issuable upon exercise hereof into a greater number of shares, the Exercise Price in effect immediately before that subdivision shall be proportionately decreased. If the Company at any time or from time to time after the issuance of this Warrant combines (by reverse stock split or otherwise) the outstanding shares of the class of securities issuable upon exercise hereof, the Exercise Price in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

     (C)  Adjustment in the Number of Shares for Subdivisions or Combinations.
          -------------------------------------------------------------------
Whenever the Exercise Price is adjusted pursuant to Sections 1.05(A) or 1.05(B), the number of shares of the class of securities issuable upon exercise hereof also shall be adjusted by multiplying the number of shares subject to this Warrant immediately prior to the adjustment of the Exercise Price by a fraction
(x) the numerator of which is the Exercise Price immediately prior to the adjustment and (y) the denominator of which is the adjusted Exercise Price.

     (D)  Adjustments for Certain Dividends and Distributions.  In the event
          ---------------------------------------------------
that at any time or from time to time after the Original Issue Date the Company shall make or issue, or fix a record date for the determination of holders of the class of securities issuable upon exercise hereof who are entitled to receive a dividend or other distribution payable in securities of the Company, then and in each such event, unless such dividend or distribution results in an adjustment of the Exercise Price pursuant to Section 1.05(B), provision shall be made so that the Registered Holder of this Warrant shall receive upon exercise hereof in addition to the securities receivable hereupon, the amount of securities of the Company that he would have received had this Warrant been exercised on the date of such event and had he thereafter, during the period from the date of such event to and including the exercise date, retained such securities receivable by him as aforesaid during such period, giving application during such period to all adjustments called for herein.

     (E)  Adjustment for Reclassification, Exchange, or Substitution.  In the
          ----------------------------------------------------------
event that at any time or from time to time after the Original Issue Date, the class of securities issuable upon the exercise of this Warrant shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a merger, consolidation, or sale of assets provided for below), then and in each such event the Registered Holder of this Warrant shall have the right thereafter to exercise this Warrant for the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of the class of securities into which such Warrant might have been exercisable for immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

     (F)  Adjustment for Merger, Consolidation or Sale of Assets.  Subject to
          ------------------------------------------------------
Section 1.05(G) below, in the event that at any time or from time to time after the Original Issue Date, the Company shall merge or consolidate with or into another entity or sell all or substantially all of its assets, this Warrant shall thereafter be exercisable for the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of the class of securities of the Company deliverable upon exercise of this Warrant would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions set forth in this
Section 1.05 with respect to the rights and interest thereafter of the Registered Holder of this Warrant, to the end that the provisions set forth in this Section 1.05 (including provisions with respect to changes in and other adjustments of the Exercise Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of this Warrant.

     (G)  Effect of Certain Transactions.  If the Company is a party to a merger
          ------------------------------
or reorganization with one or more other corporations or if the Company consolidates with or into one or more other corporations, and as a result of the consolidation, merger or reorganization, the stockholders of the Company hold less than 50% of the equity in the surviving or resulting company, or if the Company is liquidated or sells or otherwise disposes of substantially all its assets to another corporation, or in the event of a sale of all or substantially all of its capital stock (each hereinafter referred to as a "Transaction"), in any case while this Warrant remains outstanding, this Warrant may be cancelled by the Board of Directors as of the effective date of such Transaction, provided that notice of such cancellation shall be given to the registered holder and the registered holder shall have the right to exercise this Warrant during the thirty (30) day period preceding the effective date of such Transaction. In the event that this Warrant is not cancelled by the Board of Directors as set forth above, after the effective date of such Transaction, this Warrant shall remain outstanding and shall be exercisable pursuant to the terms of this Warrant.

     (H)  No Impairment.  The Company shall not, by amendment of its Charter or
          -------------
By-Laws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but shall at all times in good faith assist in the carrying out of all the provisions of this Section 1.05 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder of this Warrant against impairment.

     (I)  Notice of Adjustment of Number of Shares.  Upon any adjustment,
          ----------------------------------------
readjustment or other change relating to the number of shares purchasable upon exercise of this Warrant or to the Exercise Price, then, and in each such case, the Company at its expense shall give written notice thereof, in hand or by first class mail, postage prepaid, addressed to the Registered Holder at the address of such Registered Holder as shown on the books of the Company, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of shares (or other denominations of securities) purchasable at the Exercise Price upon the exercise of this Warrant setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

     (J)  Notice.  In case at any time: (1) the Company shall pay any dividend
          ------
or make any distribution (other than regular cash dividends from earnings or earned surplus paid at an established rate) to the holders of the class of securities issuable upon exercise of this Warrant; (2) the Company shall offer for subscription pro rata to the holders of the class of securities issuable upon exercise of this Warrant any additional shares of stock of any class or other rights; (3) there shall be any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with or sale of all or substantially all of its assets to another corporation; or (4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in any one or more of such cases, the Company shall give written notice, in hand or by first class mail, postage prepaid, addressed to the Registered Holder at the address of such Registered Holder as shown on the books of the Company of the date on which (a) the books of the Company shall close or a record date shall be fixed for determining the shareholders entitled to such dividend, distribution or subscription rights, or
(b) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also provide reasonable details of the proposed transaction and specify the date as of which the holders of record of the class of securities issuable upon exercise of this Warrant shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their securities for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Such written notice shall be given at least 20 days prior to the action in question and not less than 20 days prior to the record date or the date on which the Company's transfer books are closed in respect thereto.

     (K)  Voting Rights.  This Warrant shall not entitle the Registered Holder
          -------------
to any voting rights or any other rights as a stockholder of the Company but upon presentation of this Warrant with the subscription form annexed duly executed and the tender of payment of the Exercise Price at the office of the Company pursuant to the provisions of this Warrant the Registered Holder shall forthwith be deemed a stockholder of the Company in respect of the securities for which the Registered Holder has so subscribed and paid.

     (L)  No Change Necessary.  The form of this Warrant need not be changed
          -------------------
because of any adjustment in the Exercise Price or in the number of shares issuable upon its exercise. A Warrant issued after any adjustment on any partial exercise or upon replacement may continue to express the same Exercise Price and the same number of shares (appropriately reduced in the case of partial exercise) as are stated on this Warrant as initially issued, and that Exercise Price and that number of shares shall be considered to have been so changed as of the close of business on the date of adjustment.

2.  Covenant of the Company.  All securities which may be issued upon the
    -----------------------
exercise of the rights represented by this Warrant shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof.

3.  Fractional Shares.  No fractional shares or scrip representing fractional
    -----------------
shares shall be issued upon exercise of this Warrant. If, upon exercise of this Warrant as an entirety, the Registered Holder would be entitled to received a fractional share, then the Company shall pay in cash to such Registered Holder an amount equal to such fractional share multiplied by the fair market value of one share of the class of securities issuable upon exercise of this Warrant (as determined by the Board of Directors of the Company) on the date of such exercise.

4.  Substitution.  In the case this Warrant shall be mutilated, lost, stolen or
    ------------
destroyed, the Company will issue a new Warrant of like tenor and denomination and deliver the same (a) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (b) in lieu of any Warrant lost, stolen or destroyed, upon receipt of evidence satisfactory to the Company of the loss, theft, or destruction of such Warrant (including a reasonably detailed affidavit with respect to the circumstances of any loss, theft or destruction), and of indemnity (or, in the case of the initial Registered Holder or any other institutional holder, an indemnity agreement) satisfactory to the Company.

5.  Transfer Restrictions.  This Warrant shall not be sold, transferred, pledged
    ---------------------
or hypothecated unless the proposed disposition is the subject of a currently effective registration statement under the Securities Act of 1933, as amended, or unless the Company has received an opinion of counsel reasonably satisfactory in form and scope to the Company that such registration is not required.

6.  Remedies.  The Company stipulates that the remedies at law of the Registered
    --------
Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for that specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

7.  Taxes.  The Company shall pay any taxes or other charges that may be imposed
    -----
in respect of the issuance and delivery of the Warrant or any securities or other property upon exercise hereof.

8.  Governing Law.  This Warrant and its provisions and the rights and
    -------------
obligations of the parties hereunder shall be governed by, and construed and enforced in accordance with, the substantive laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

9.  Miscellaneous.  This Warrant and any term hereof may be changed, waived,
    -------------
discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

  IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its President thereunto duly authorized under seal this ______ day of _________, 1995.


ATTEST:                                      LIGHTBRIDGE, INC.



                                             By:
- ---------------------------------------         -----------------------------
Assistant Secretary                             Its President